EXHIBIT 10.8

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                               INDUSTRIAL NEW JOBS
                               TRAINING AGREEMENT


                                     between


                          Iowa Lakes Community College
                   Estherville, Iowa (the "Community College")


                                       and


                          Hydrogen Engine Center, Inc.

                           Dated as of August 23, 2005


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                                   Relating to

                                    $160,000

                          Iowa Lakes Community College
                                Estherville, Iowa

                    Industrial New Jobs Training Certificates

                     (Hydrogen Engine Center, Inc. Project)
                                   Series 2005


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                     INDUSTRIAL NEW JOBS TRAINING AGREEMENT


         This Industrial New Jobs Training Agreement (the "Agreement") made and entered into as of August 23, 2005, between Iowa Lakes Community College, Estherville, Iowa (the "Community College"), Merged Area III (the "Merged Area") and Hydrogen Engine Center, Inc. (the "Employer"), under the following circumstances:

         A. Pursuant to the Iowa Code Chapter 260E, Code of Iowa, as amended (the "Act"), the Community College and Employer have determined to enter into this Agreement for purposes of establishing a Project to educate and train certain persons employed by Employer in new jobs within the Merged Area.

         B. The Community College and the Employer each have full right and lawful authority to enter into this Agreement and to perform and observe the provisions hereof on their respective parts to be performed and observed.

         NOW, THEREFORE, in consideration of the premises and the mutual representations and agreements hereinafter contained, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         Section  1.1.   "Certificates"   mean  Iowa  Lakes  Community   College
Industrial New Jobs Training Certificates authorized to be issued by the Resolution.

         Section 1.2. "Debt Service" means the payment of the principal, premium, if any, and interest on the Certificates in accordance with the Resolution adopted by the Board of Directors of the Community College authorizing the issuance of the Certificates.

         Section 1.3. "Program Costs" mean all necessary and incidental costs of providing Program Services for the Project including the deferred costs of Certificate issuance and Debt Service. Attached hereto as Exhibit "B" and incorporated herein by this reference is a copy of the tentative budget of the Community College and the Employer relating to the Project.

         Section 1.4. "Program Services" for the Project are as tentatively set forth on Exhibit "C" attached hereto and incorporated herein by this reference. Exhibit "C" sets forth the number of new jobs to be trained, the expected beginning and ending date of the training to be provided, the length of time each new job category will be provided training, the estimated costs, the training that will be provided and expected date by which the number of new jobs will be filled. Only such Program Services as are defined in Section 260E.2(14) of the Act may be provided by the Community College and paid for as Program Costs.


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         Section 1.5. The "Project" shall consist of this Agreement entered into between the Community College and the Employer to provide Program Services for persons to be employed in new jobs at the Project Site in the City of Algona, Kossuth County, Iowa.

         Section 1.6. "Project Fund" means a special fund of the Community College into which the proceeds from the issuance and sale of the Certificates shall be deposited and which shall be used to pay Program Costs and for no other purpose.

         Section 1.7. "Project Site" means the real estate (including improvements constructed or to be constructed thereon) described in Exhibit "A", attached hereto and incorporated herein by reference, where Employer's facility, where new jobs will be created, is located.

         Section 1.8. "Resolution" means the Resolution authorizing the issuance of Industrial New Jobs Training Certificates to be adopted by the Community College in connection with the Project.

         Section 1.9. "Revenue Fund" means the special tax fund created in the Resolution in order to pay the principal of and interest on Certificates issued in connection with the Project.

         Other terms used in this Agreement shall have the meanings set out in Chapter 260E, Code of Iowa, as amended.

                                   ARTICLE II
                            PROJECT; PROGRAM SERVICES

         Section 2.1. The Community College agrees to provide the Program Services to the extent of funds available for that purpose in the Project Fund. It is understood and agreed that the Employer and the Community College will cooperate in the coordination and programming of the specific expenditures and operation of the Project within the guidelines set out in this Agreement and Exhibits B and C. The Community College may, in its discretion, subcontract with other entities or persons to provide all or part of the Program Services. It is understood and agreed that the Program Services set forth in Exhibit C are tentative and are subject to change, within the budget for the Project, upon the mutual agreement of the Community College, acting through its appropriate officials, and the Employer. This initial budget may be modified in the sole discretion of the Community College and upon mutual agreement in the manner provided in Section 6.5 hereof to revise program services or to provide for additional Program Services if interest rates upon sale of the Certificates are significantly higher or lower than expected or through the issuance of additional Certificates to the extent additional funds may be available through the creation of additional new jobs at the Project Site.

         Section 2.2. The Community College and Employer agree that all necessary and incidental costs, including deferred costs, of the Project, including but not limited to Program Services and training, legal and underwriting fees, on-the-job training, Community College administrative costs, related costs and Debt Service may be paid from one or a combination of the following sources: (a) new jobs credit from withholding as provided in Section 260E.5 of the Act; and (b) tuition, student fees, or special charges fixed by the Board of Directors of the Community College to defray Program Costs in whole

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or in part.  Withholding  shall be placed in the Revenue Fund established in the
Resolution and used exclusively for purposes of the Project. Tuition, student fees or special charges, if any, shall be placed in the Project Fund and used exclusively for purposes of the Project.

         Section 2.3. The Community College and Employer agree that the receipts from the new jobs credit from withholding and the Revenue Fund may be irrevocably pledged by the Community College for the payment of the principal of, premium, if any, and interest on the Certificates to be issued by the Community College to finance or refinance the Project.

         Section 2.4. The term of the Agreement shall not exceed ten (10) years from the date of this Agreement and shall coincide with the period of time over which the Certificates mature and the Project costs are deferred.

         Section 2.5. The Community College may revise or expand the Program Services from time to time with the consent of the Employer, provided that no revision shall be made which would change the Project to purposes other than purposes permitted by Chapter 260E of the Act and provided further, that this Agreement shall not terminate until any Certificates issued in connection with the Project shall have been paid in full.

         Section 2.6. The Certificates will be issued pursuant to the Resolution adopted by the Board of Directors of the Community College in the aggregate principal amount, bearing interest, maturing and being redeemable as set forth in the Resolution. Upon final determination of the interest rates for the Certificates a final payment schedule shall be prepared and become a part of this Agreement.

         The proceeds from the sale of the Certificates shall be paid to the Community College and deposited in the Project Fund established by the Community College. The Project Fund shall be used only for purposes of the Project. Pending disbursement for Program Services and Program Costs, the proceeds so deposited in the Project Fund, together with any investment earnings thereon, shall be subject to a lien in favor of the holders of the Certificates as provided in the Resolution authorizing the Certificates.

         Section 2.7. In the event there are insufficient funds to pay all of the cost of the Program Services set forth in Exhibit "C", the Employer may request all Program Services set forth in Exhibit "C" be provided to Employer by the Community College upon payment by the Employer to the Community College of such additional amount as is necessary to pay for all of the Program Services set forth in Exhibit "C". If the Employer should pay any portion of such costs, it shall not be entitled to any reimbursement therefor from the Community College; nor shall it be entitled to any abatement, diminution or postponement of payments under this Agreement, provided however, that the Employer will be entitled to reimbursement without interest of its own funds from the Project Fund or the Revenue Fund when a surplus exists and the Community College determines that such surplus is not needed to satisfy other Program Costs and the Certificates have been paid in full both as to principal and interest. Any such payments received or to be received from Employer under this Section shall not be pledged to payment of the Certificates under the Resolution.

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         Section 2.8. In the event  Certificates are not issued by the Community
College, the Employer agrees to pay to the Community College a sum equal to the necessary and incidental costs actually incurred by the Community College which would have been paid from the funds available from the sources described in
Section 2.2 of this Agreement if the Certificates had been issued by the Community College.

         Section 2.9. Investment earnings on the funds deposited in the Project Fund shall be used, to the extent that the Community College determines that investment earnings are available and not needed for Debt Service on the Certificates, to provide program services in addition (in amount or kind) to those Program Services set forth in Exhibit "C" or to reimburse the Employer for the cost of program services which are otherwise non-reimbursed under this Agreement.

         Section 2.10. The Employer certifies that Employer's "base employment level" as that term is defined in Section 422.33(6) of the Code of Iowa, as amended, is zero as of May 17, 2005, the date of the Preliminary Industrial New Jobs Training Agreement.

                                   ARTICLE III
                               PAYMENTS; SECURITY

         Section 3.1. The Employer shall cooperate in causing the necessary payments from the sources set forth in Section 2.2 to be made into the Revenue Fund and the Project Fund of the Community College.

         Section 3.2. The Community College agrees that the Revenue Fund shall be pledged for the payment of the principal of and premium, if any, and interest on the Certificates. To the extent provided in Section 260E.3(5) of the Act, the payments required to be made by the Employer hereunder are a lien upon the Employer's business property where new jobs are created as a result of the Project until paid and have equal precedence with ordinary taxes and shall not be divested by a judicial sale. Property subject to this lien may be sold for sums due and delinquent at a tax sale, with the same forfeitures, penalties and consequences as for the nonpayment of ordinary taxes. The purchaser at any such tax sale shall obtain the property subject to the remaining payments.

         Section 3.3. The Employer and Community College agree that this Agreement is entered into upon the expectation that sufficient funds from new jobs credit from withholding will be generated to pay the principal of, premium, if any, and interest on the Certificates. Employer and the Community College have designed the Project to fit within the funds expected to be available from the sources of payment set forth in Section, 2.2 of this Agreement.

         Section 3.4. If for any reason the funds in the Project Fund or the Revenue Fund are not sufficient to satisfy the Program Costs including Debt Service, the Employer, upon at least twenty (20) days written notice that the funds in the Project Fund or the Revenue Fund are not sufficient, will, nonetheless, advance to the Community College such amounts as may, from time to time, be required to satisfy the Program Costs. If theEmployer advances any amount under this Section, it shall not be entitled to any abatement, diminution or postponement of other payments required; provided, however, to the extent


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permitted by law, the Employer will be entitled to payment of amounts  advanced, without interest, from the Project Fund or the Revenue Fund when the Community College determines that a surplus exists, that such surplus is not needed to satisfy other Program Costs and the Certificates have been paid in full both as to principal and interest. Any such payments received or to be received from Employer under this Section shall not be pledged to payment of the Certificates under the Resolution. The notice required hereunder shall specify the date by which the Employer is to make the necessary advance; provided, however, in the absence of such date specified in the notice, the advance shall be due within twenty (20) days of the date of the notice. The obligation of the Employer hereunder shall be primary and the Community College may proceed against the Employer without proceeding against or exhausting any other remedies which it may have and without resorting to any other security held by the Community College.

                                   ARTICLE IV
                                 REPRESENTATIONS

         Section 4.1. Representations of the Community College. The Community College represents and covenants that: (a) it is duly organized and validly existing under the laws of the State of Iowa; (b) it is not in violation of or conflict with any provisions of the laws of the State of Iowa which would impair its ability to carry out its obligations hereunder; (c) it is empowered to enter into the transactions contemplated by this Agreement; and (d) it will do all things in its power required of it in order to maintain its existence or assure the assumption of its obligations hereunder by any successor public body.

         Section 4.2. Representations and Covenants of the Employer. The Employer represents and covenants that:

                  a. It is a corporation organized under the laws of the State of Iowa and is authorized to do business in the State of Iowa.

                  b. It has full power and authority to execute, deliver and perform this Agreement and all other instruments given by the Employer to secure its performance and to enter into and carry out the transactions contemplated herein. Such execution, delivery and performance are not in contravention of law or Employer's articles of incorporation, bylaws or any indenture, agreement, mortgage, lease, undertaking or any other restriction, obligation or irstrument to which the Employer is a party or by which it is bound. This Agreement has by proper action been duly authorized, executed and delivered by the Employer and all steps necessary have been taken to constitute this Agreement a valid and binding obligation of the Employer.

                  c. There is no litigation or proceeding pending, or to the knowledge of the Employer threatened, against the Employer or any other person affecting in any manner whatsoever the right of the Employer to execute the Agreement or to otherwise comply with its obligations contained in the Agreement.


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                  d. The employees to be trained under this  Agreement  have not commenced work for the Employer prior to the date of the Preliminary Agreement entered into between the Community College and the Employer dated May 17, 2005, and those employees will be employed in new jobs in connection with the expansion of the Employer's business operations in the Merged Area.

                  e. The  Employer  is an  industry,  as that term is defined in
          Section 260E.2(9) of the Act and in the regulations of the Iowa Department of Economic Development, and is engaged in providing products and/or services (other than retail, health or professional services) in interstate commerce.

                  f. Each of the jobs covered by this Agreement is a "new job" as that term is defined in Section 260E.2(l0) of the Act and in the regulations of the Iowa Department of Economic Development.

                  g. Employer represents it knowingly assumes the obligations under Sections 2.8 and 3.4 hereof in the event the sources of payment described in Section 2.2 are not sufficient to satisfy the Program Costs in full.

                                    ARTICLE V
                                EVENTS OF DEFAULT

         Section 5.1. Events of Default. Each of the following shall be an "event of default":

                  a. The Employer shall cease operation of its facilities at the Project Site.

                  b. The Employer shall fail to pay or advance any amount required to be made by the Employer on or prior to the date on which such payment-is due and payable and continuing for more than five (5) business days thereafter.

                  c. The Employer shall fail to observe and perform any other agreement, term or condition contained in this Agreement, if such failure continues for a period of thirty (30) days after notice of such failure is given to the Employer by the Community College, or for such longer period as the Community College may agree to in writing; provided, that if the failure is other than the payment of money and is of such nature that it cannot be corrected within the applicable period, such failure shall not constitute an event of default so long as the Employer institutes curative action within the applicable period and diligently pursues such action to completion.

                  d. The Employer shall: (i) admit in writing its inability to pay its debts generally as they become due; (ii) have an order for relief entered in any case commenced by or against it under the federal bankruptcy laws, as now or hereafter in effect; (iii) commence a proceeding under any other federal or state bankruptcy, insolvency, reorganization or other similar law, or have such a proceeding commenced against it and either have an order of insolvency or reorganization entered against it or have the proceeding remain undismissed and unstayed for ninety (90) days; (iv) make an assignment


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          for the  benefit  of  creditors;  or (v) have a  receiver  or  trustee appointed for it or for the whole or any substantial part of its property.

                  e. Any representation or warranty made by the Employer herein or any statement in any report, certificate, financial statement or other instrument furnished in connection with this Agreement or with the sale of the Certificates shall at any time prove to have been false or misleading in any material respect when made or given.

         The declaration of an event of default under Subsection (d) above, and the exercise of remedies upon any such declaration shall be subject to any applicable limitations of federal bankruptcy law affecting or precluding such declaration or exercise during the pendency of or immediately following any bankruptcy, liquidation or reorganization proceedings.

         Section 5.2. Whenever an event of default shall have happened and be subsisting, the Community College may take whatever action at law or in equity may appear necessary or desirable to collect the payments and other amounts then due and thereafter to become due, or to enforce performance and observance of any other obligation or agreement of the Employer under this Agreement. Notwithstanding the foregoing, the Community College shall not be obligated to take any step which in its opinion will or might cause it to expend time or money or otherwise incur liability unless and until a satisfactory indemnity bond has been furnished to the Community College at no cost or expense to the Community College. Any amounts collected as payments or applicable to payments and any other amounts which would be applicable to payment of principal of, premium, if any, and interest on the Certificates collected pursuant to action taken under this Section shall be paid to the holders of the Certificates for application to such payment.

         Section 5.3. No remedy conferred upon or reserved to the Community College by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy now or hereafter existing at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Community College to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly required herein.

         Section 5.4. In the event any agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

         Section 5.5. If the Community College fails to observe and perform any obligation, term or condition contained in this Agreement for a period of thirty
(30) days after notice of such failure is given by Employer, or for such longer period as Employer may agree to in writing, such action or omission will be considered a default and Employer may take whatever action, at law or in equity, may appear necessary or desirable, to enforce performance and the observance of any obligation or term of this Agreement; provided, however, the foregoing shall not be construed as a waiver of any defense available to the Community College


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nor shall the  foregoing  be construed  as an  agreement  or  concession  by the
Community College to take any action or refrain from taking any action inconsistent with Iowa law governing this Agreement or the operation of the Community College.

                                   ARTICLE VI
                                  MISCELLANEOUS

         Section  6.1.  This   Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

         Section 6.2. If any provisions of this Agreement, or any covenant, stipulation, obligation, agreement, act or action, or part thereof made, assumed, entered into or taken thereunder or any application thereof, is for any reason held to be illegal or invalid, such illegality or invalidity shall not affect any other provision or any other covenant, stipulation, obligation, agreement, act or action or part thereof, made, assumed, entered into, or taken, each of which shall be construed and enforced as if such illegal or invalid portion were not contained herein. Nor shall such illegality or invalidity of any application thereof affect any legal and valid application thereof, and each such provision, covenant, stipulation, obligation, agreement, act or action, or part shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

         Section 6.3. The provisions of this Agreement and the provisions of the Resolution are to be construed wherever possible so that they will not be in conflict. In the event such construction is not possible, the provisions of the Resolution shall prevail.

         Section 6.4. This Agreement shall be governed exclusively by and construed in accordance with the laws of the State of Iowa.

         Section 6.5. All notices, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given when mailed by registered or certified mail, postage prepaid, addressed to the appropriate Notice Address as follows:

                  Iowa Lakes Community College
                  19 South 7th Street
                  Estherville, Iowa 51334

                  Hydrogen Engine Center, Inc.
                  602 East Fair Street
                  Algona, Iowa 50511

         Employer and the Community College shall each designate authorized representatives to conduct this Agreement. Employer and the Community College may, by notice given hereunder, designate any further or different addresses to which subsequent notices, requests or other communications shall be sent.

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         Revisions  in the  Program  Services  set  forth  in  Exhibit  "C"  and resulting adjustments in Program Costs shall be permitted in the sole discretion of the Community College and must be approved in writing by the above
representatives  of  the  Community  College  and  Employer,   their  respective
successors or such other individuals as either party designates in the manner set forth herein.

         Section 6.6. All covenants, stipulations, obligations and agreements of the Community College contained in this Agreement shall be effective to the extent authorized and permitted by applicable law. No such covenant, stipulation, obligation or agreement shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future member, officer, agent or employee of the Community College or the Board of Directors other than in his official capacity, and neither the members of the Board of Directors nor any official executing the Certificates shall be liable personally on the Certificates or be subject to any personal liability or accountability by reason of the issuance thereof or by reason of the covenants, stipulations, obligations or agreements of the Community College contained in this Agreement.

         Section 6.7. This Agreement shall inure to the benefit of and shall be binding in accordance with its terms upon the Community College, the Employer and their respective permitted successors and assigns provided that this Agreement may not be assigned by the Employer without the express written consent of the Community College and may not be assigned by the Community College except as may otherwise be necessary to enforce or secure payment of the principal of, premium, if any, and interest on the Certificates.

         Section 6.8. Employer covenants and agrees to keep the facilities continuously insured against loss or damage by fire, lightning, such other perils as are covered by standard "extended coverage" endorsements, vandalism and malicious mischief and containing customary loss deductible provisions.

         Section 6.9. The Community College agrees to use its best efforts to sell and issue the Certificates and the Employer will cooperate with the Community College to provide necessary financial information in connection with the sale of the Certificates. The Community College and the Employer shall agree upon a schedule of principal and interest payments prior to the issuance of Certificates. It is understood and greed that should the Certificates not be marketed or marketable within a reasonable time that this Agreement may be terminated and the Project terminated; provided, however, the obligation of the Employer under Section 2.8 hereof shall continue following any such termination.

         Section 6.10. Disbursement to the Employer for Program Services under this Agreement shall be made by the Treasurer of the Community College upon receipt of vouchers approved by the Board of Directors of the Community College. Employer agrees that payments received shall only be used for purposes of the Project.

         Section 6.11. Except as provided in Section 6.12 herein, no monies disbursed to the Employer from the proceeds of the Certificates will be used directly or indirectly to finance land, facilities or depreciable property (or an interest therein) of the Employer or other private person.

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         Section 6.12. No monies  disbursed to the Employer from the proceeds of the Certificates will be used directly or indirectly for the acquisition of any property (or an interest therein) unless the first use of such property is pursuant to such acquisition and such property is used exclusively for Training or the cost of acquisition is proportionally allocated to Training based upon actual usage for Training.

         Section 6.13. No monies disbursed to the Employer from the proceeds of the Certificates will be used directly or indirectly to provide any airplane, skybox or other private luxury box, health club facility, facility primarily used for gambling or store the principal business of which is the sale of alcoholic beverages for consumption off premises.

         Section 6.14. Employer agrees that it shall provide all information requested by the College, the Iowa Department of Economic Development or the Iowa Department of Education for purposes of establishing a consistent and meaningful database to track aggregate wages of employees over time and evaluate the effectiveness of job training programs. Such information shall include the Social Security numbers of all individual employees for which withholding credit is claimed as a part of the Project. Such information shall be provided directly to the College.

                                   ARTICLE VII
                  SUPPLEMENTAL NEW JOBS CREDIT FROM WITHHOLDING

         Certain jobs included in the Project are eligible for a supplemental new jobs credit from withholding in an amount equal to one and one-half percent of the gross wages paid by the Employer pursuant to Chapter 15A.7, Code of Iowa. The Community . College and the Employer agree that the Supplemental Program shall be administered in the same manner as the remainder of the Project and that all terms and conditions of this Agreement shall apply to the entire Project including the Supplemental Program.

         Section 7.1. Terms used in this Article shall have the meanings set out in Article I or this Section 7.1. Other terms used in this Article shall have the meanings set out in Chapters 15A or 260E, Code of Iowa, as amended.

         o "Average Wage" means the average county wage in the county where the Project Site is located or the average regional wage, whichever is lower, as compiled annually by the Iowa Department of Economic Development for the Community Economic Betterment Program.

         o "Starting Wages" or "Wages" means the wage being paid or to be paid by the Employer under the terms of this Agreement and which has been determined by the Community College to equal or exceed the Average Wage based upon criteria established in Section 15A.7, Code of Iowa, as amended, and rules promulgated by the Iowa Department of Economic Development.

         o "Supplemental Program" means that portion of the Project including Program Services and Program Costs eligible to be funded from a supplemental new jobs credit from withholding from jobs created under this Agreement because the Employer has agreed to pay Starting Wages as defined in this Agreement.

         Section 7.2. The Employer agrees that it shall pay Wages for the jobs included in the Supplemental Program (and for which the supplemental new jobs credit from withholding is collected) at least equal to the Average Wage. In the event the Employer fails to pay such Wages for the jobs included in the Supplemental Program, such failure may constitute an event of default under this Agreement.

         Section 7.3. The supplemental new jobs credit from withholding shall be collected, accounted for and may be pledged by the Community College in the same manner as described in Section 2.2 of this Agreement and Section 260E.5 of the Act.

         Section 7.4. The number of jobs included in the Supplemental Program are separately identified on Exhibit C. The specific jobs are as identified in writing by the Employer. The Community College hereby determines eligibility of the Supplemental Program and Starting Wages for those jobs described on Exhibit C as included in the Supplemental Program.

         Section 7.5. To provide funds for the payment of the costs of the Supplemental Program the Community College may borrow money, issue and sell Certificates and secure the payment of the Certificates in the same manner as described in Article II of this Agreement and Section 260E.6 of the Act. It is the intent of the parties that the Supplemental Program shall be funded and administered in such a manner as to maintain any tax exempt status of the interest on Certificates issued to fund the Program Services under Chapter 260E.

         Section 7.6. The Supplemental Program and the supplemental new jobs credit from withholding provided for in this Article VII shall be in addition to and not in lieu of the program and credit authorized in Article II of this Agreement and Section 260E.5 of the Act. The Program Services set forth on Exhibits B and C, including the tentative payment schedule, and the Employer's projections of wages to be paid in those new jobs qualifying for the supplemental new jobs credit from withholding includes the Supplemental Program.

         IN WITNESS WHEREOF, the Community College and the Employer have caused this Agreement to be duly executed all as of the date hereinabove written.


                                       IOWA LAKES COMMUNITY COLLEGE

                                       By: /s/ Jack Tolman
                                           -----------------------------------
ATTEST:
/s/ Clark Marshall
-------------------------------


                                       HYDROGEN ENGINE CENTER, INC.


                                       By: s/Theodore G. Hollinger, President

ATTEST:

/s/Jill Geelan
-------------------------------

STATE OF IOWA                       )
                                    ) SS:
COUNTY OF EMMET                     )

         On this 23rd day of August, 2005, before me, a Notary Public in and for the State of Iowa, personally appeared Jack Tatman and Clark Marshall, to me personally known, who, being by me duly sworn, did say that they are the President of the Board of Directors and the Secretary, respectively, of Iowa Lakes Community College Estherville, Iowa, that the foregoing Industrial New Jobs Training Agreement was signed by authority of the Board of Directors; and Jack Tatman and Clark Marshall, as such officers, acknowledged the execution of said instrument to be the voluntary act and deed of said College by it and by them voluntarily executed.

         Given under my hand and seal of office, this 23rd day of August, 2005.

                                          /s/ Cindy L. Oviatt
                                          --------------------------------------
                                          Notary Public

                                          [seal]

STATE OF IOWA                       )
                                    ) SS:
COUNTY OF KOSSUTH                   )

         On this 31st day of August, 2005, before me; a Notary Public in and for the State of Iowa, personally appeared Theodore G. Hollinger and ________________, to me personally known, who being by me duly sworn, did say that they are the President and the _________________, respectively, of Hydrogen Engine Center, Inc., an Iowa corporation; no seal has been procured by the corporation; that the foregoing Industrial New Jobs Training Agreement was signed on behalf of said corporation by authority of its Board of Directors; and Theodore G. Hollinger and___________________, as such officers, acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it and by them voluntarily executed.

         Given under my hand and seal of office, this 31st day of August, 2005.

                                                  /s/ Sandra C. Wiener
                                                  ------------------------------
                                                  Notary Public

                                                  [seal]